UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
October 2, 2006
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AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm.

(i) On October 2, 2006, Aetrium Incorporated (the “Company”) dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The Company’s Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

(ii) The reports of PwC on the financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the fiscal years ended December 31, 2005 and 2004 and through October 2, 2006, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years.

(iv) During the fiscal years ended December 31, 2005 and 2004 and through October 2, 2006, there have been no reportable events (as described in Regulation S-K Item 304(a)(1)(v)).

(v) The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated October 2, 2006, is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On October 2, 2006, the Audit Committee approved the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. The Company has had no occasions during the fiscal years ended December 31, 2005 and 2004 and through October 2, 2006 upon which it has consulted with Grant Thornton LLP on any matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
16.1	Letter dated October 2, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By:/s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary
Dated:  October 2, 2006

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
16.1	Letter dated October 2, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.	Filed herewith